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                                                                    EXHIBIT 10.4

     AGREEMENT BETWEEN BELLSOUTH TELECOMMUNICATIONS, INC. AND UNITED STATES TELECOMMUNICATIONS, INC. REGARDING THE SALE OF BELLSOUTH TELECOMMUNICATIONS
 SERVICES TO UNITED STATES TELECOMMUNICATIONS, INC. FOR THE PURPOSES OF RESALE

         THIS AGREEMENT is by and between BellSouth Telecommunications, Inc., ("BELLSOUTH" or "Company"), a Georgia corporation, and United States Telecommunications, Inc. ("US Telcom"), a Florida corporation, and shall be deemed effective as 5/28/98.

                                   WITNESSETH

         WHEREAS, BellSouth is a local exchange telecommunications company authorized to provide telecommunications services in the states of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee; and

         WHEREAS, US Telcom is or seeks to become an alternative local exchange telecommunications company authorized to provide telecommunications services in the state(s) of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee; and;

         WHEREAS, US Telcom desires to resell BellSouth's telecommunications services; and

         WHEREAS, BellSouth has agreed to provide such services to US Telcom for resale purposes and pursuant to the terms and conditions set forth herein:

         NOW, THEREFORE, for and in consideration of the mutual premises and promises contained herein, BellSouth and US Telcom do hereby agree as follows:

I.   Term of the Agreement

     A. The term of this Agreement shall be two years beginning 5/28/98 and shall apply to all of BellSouth's serving territory as of January 1, 1998 in the state(s) of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee; and

     B. This Agreement shall be automatically renewed for two additional one yea periods unless either party indicates its intent not to renew the Agreement. Notice of such intent must be provided, in writing, to the other party no later than 60 days prior to the end of the then-existing contract period. The terms of this Agreement shall remain in effect after the term of the existing agreement has expired and while a new agreement is being negotiated.

The rates pursuant by which US Telcom is to purchase services from BellSouth for resale shall be at a discount rate off of the retail rate for the telecommunications service. The discount rates shall be as set forth in Exhibit A, attached hereto and incorporated herein by this reference. Such discount shall reflect the costs avoided by BellSouth when selling a service for wholesale purposes.

II.  Definition of Terms

     A. CUSTOMER OF RECORD means the entity responsible for placing application for service; requesting additions, rearrangements, maintenance or discontinuance of service; payment in full of charges incurred such as non-recurring, monthly recurring, toll, directory assistance, etc.

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     B.   DEPOSIT means assurance provided by a customer in the form of cash, surety bond or bank letter of credit to be held by the Company.

     C.   END USER means the ultimate user of the telecommunications services.

     D. END USER CUSTOMER LOCATION means the physical location of the premises where an end user makes use of the telecommunications services.

     E. NEW SERVICES means functions, features or capabilities that are not currently offered by BellSouth. This includes packaging of existing services or combining a new function, feature or capability with an existing service.

     F. OTHER LOCAL EXCHANGE COMPANY (OLEC) means a telephone company certificated by the public service commissions of the Company's franchised area to provide local exchange service within the Company's franchised area.

     G. RESALE means an activity wherein a certificated OLEC, such as US Telcom subscribes to the telecommunications services of the Company and then reoffers those telecommunications services to the public (with or without "adding value").

     H. RESALE SERVICE AREA means the area, as defined in a public service commission approved certificate of operation, within which an OLEC, such as US Telcom, may offer resold local exchange telecommunications service.

III. General Provisions

     A. US Telcom may resell the tariffed local exchange and toll telecommunications services of BellSouth contained in the General Subscriber Service Tariff and Private Line Service Tariff subject to the terms, and conditions specifically set forth herein. Notwithstanding the foregoing, the exclusions and limitations on services available for resale will be as set forth in Exhibit B, attached hereto and incorporated herein by this reference.

          BellSouth shall make available telecommunications services for resale at the rates set forth in Exhibit A to this agreement and subject to the exclusions and limitations set forth in Exhibit B to this agreement. It does not however waive its rights to appeal or otherwise challenge any decision regarding resale that resulted in the discount rates contained in Exhibit A or the exclusions and limitations contained in Exhibit B. BellSouth reserves the right to pursue any and all legal and/or equitable remedies, including appeals of any decisions. If such appeals or challenges result in changes in the discount rates or exclusions and limitations, the parties agree that appropriate modifications to this Agreement will be made promptly to make its terms consistent with the outcome of the appeal.

     B. The service and service provisioning that BellSouth provides US Telcom for resale will be at least equal in quality to that provided to BellSouth, or any BellSouth subsidiary, affiliate or end-user. In connection with resale, BellSouth will provide US Telcom with pre-ordering, ordering, maintenance and trouble reporting, and daily usage data functionality that will enable US Telcom to provide equivalent levels of customer service to their local exchange customers as BellSouth provides to it own end users.

     C. US Telcom may purchase resale services from BellSouth for their own use in operating their business. The resale discount will apply to those services under the following conditions:

          1.   US Telcom must resell services to other end users.

          2. US Telcom must order services through resale interfaces, i.e., the LCSC and/or appropriate Resale Account Teams.


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         3.   US Telcom cannot be an alternative local exchange
              telecommunications company for the single purpose of selling to themselves.

     D. The provision of services by the Company to US Telcom does not constitute a joint undertaking for the furnishing of any service.

     E. US Telcom will be the customer of record for all services purchased from BellSouth. Except as specified herein, the Company will take orders from, bill and expect payment from US Telcom for all services.

     F. US Telcom will be the Company's single point of contact for all services purchased pursuant to this Agreement. The Company shall have no contact with the end user except to the extent provided for herein.

     G. The Company will continue to bill the end user for any services that the end user specifies it wishes to receive directly from the Company.

     H. The Company maintains the right to serve directly any end user within the service area of US Telcom. The Company will continue to directly market its own telecommunications products and services and in doing so may establish independent relationships with end users of US Telcom.

     I. Neither Party shall interfere with the right of any person or entity to obtain service directly from the other Party.

     J. Current telephone numbers may normally be retained by the end user. However, telephone numbers are the property of the Company and are assigned to the service furnished. US Telcom has no property right to the telephone number or any other call number designation associated with services furnished by the Company, and no right to the continuance of service through any particular central office. The Company reserves the right to change such numbers, or the central office designation associated with such numbers, or both, whenever the Company deems it necessary to do so in the conduct of its business.

     K. The Company may provide any service or facility for which a charge is not established herein, as long as it is offered on the same terms to US Telcom.

     L. Service is furnished subject to the condition that it will not be used for any unlawful purpose.

     M. Service will be discontinued if any law enforcement agency advises that the service being used is in violation of the law.

     N. The Company can refuse service when it has grounds to believe that service will be used in violation of the law.

     0. The Company accepts no responsibility to any person for any unlawful act committed by US Telcom or its end users as part of providing service to US Telcom for purposes of resale or otherwise.

     P. The Company will cooperate fully with law enforcement agencies with subpoenas and court orders for assistance with the Company's customers. Law enforcement agency subpoenas and court orders regarding end users of US Telcom will be directed to US Telcom. The Company will bill US Telcom for implementing any requests by law enforcement agencies regarding US Telcom end users.

     Q. The characteristics and methods of operation of any circuits, facilities or equipment provided by any person or entity other than the Company shall not:



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          1.   Interfere with or impair service over any facilities of the
               Company, its affiliates, or its connecting and concurring carriers involved in its service;
          2.   Cause damage to their plant;
          3.   Impair the privacy of any communications; or
          4.   Create hazards to any employees or the public.

     R. US Telcom assumes the responsibility of notifying the Company regarding less than standard operations with respect to services provided by US Telcom.

     S. Facilities and/or equipment utilized by BellSouth to provide service to US Telcom remain the property of BellSouth.

     T. White page directory listings will be provided in accordance with regulations set forth in Section A6 of the General Subscriber Service Tariff and will be available for resale.

     U. BellSouth will provide customer record information to US Telcom provided US Telcom has the appropriate Letter(s) of Authorization. BellSouth may provide customer record information via one of the following methods: US mail, fax, or by electronic interface. BellSouth will provide customer record information via US mail or fax on an interim basis only.

          1. US Telcom agrees to compensate BellSouth for all BellSouth incurred expenditures associated with providing such information to US Telcom. US Telcom will adopt and adhere to the BellSouth guidelines associated with each method of providing customer record information.

          2. All costs incurred by BellSouth to develop and implement operational interfaces shall be recovered from US Telcom who utilize the services.

     V. BellSouth will provide certain selected messaging services to US Telcom for resale of messaging service without the wholesale discount.

     W. BellSouth's Inside Wire Maintenance Plans may be made available for resale at rates, terms and conditions as set forth by BellSouth and without the wholesale discount.

     X. All costs incurred by BellSouth for providing services to US Telcom that are not covered in the BellSouth tariffs shall be recovered from the US Telcom who utilizes those services.

IV. BELLSOUTH'S PROVISION OF SERVICES TO US TELCOM

     A. US Telcom agrees that its resale of BellSouth services shall be as follows:

          1. The resale of telecommunications services shall be limited to users and uses conforming to the class of service restrictions.

          2. To the extent US Telcom is a telecommunications carrier that serves greater than 5 percent of the Nation's presubscribed access lines, US Telcom shall not jointly market its interLATA services with the telecommunications services purchased from BellSouth pursuant to this Agreement in any of the states covered under this Agreement. For the purposes of this subsection, to jointly market means any advertisement, marketing effort or billing in which the telecommunications services purchased from BellSouth for purposes of resale to customers and interLATA services offered by US Telcom are packaged, tied, bundled, discounted or offered together in any way to the end user. Such efforts include, but are not limited to, sales referrals, resale arrangements, sales agencies or billing agreements. This subsection shall be void and of no effect for a particular state


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               covered under this Agreement as of February 8, 1999 or on the date BellSouth is authorized to offer interLATA services in that state, whichever is earlier.

          3. Hotel and Hospital PBX service are the only telecommunications services available for resale to Hotel/Motel and Hospital end users, respectively. Similarly, Access Line Service for Customer Provided Coin Telephones is the only local service available for resale to Independent Payphone Provider (IPP) customers. Shared Tenant Service customers can only be sold those telecommunications services available in the Company's A23 Shared Tenant Service Tariff.

          4. US Telcom is prohibited from furnishing both flat and measured rate service on the same business premises to the same subscribers (end users) as stated in A2 of the Company's Tariff except for backup service as indicated in the applicable state tariff Section A3.

          5. If telephone service is established and it is subsequently determined that the class of service restriction has been violated, US Telcom will be notified and billing for that service will be immediately changed to the appropriate class of service. Service charges for changes between class of service, back billing, and interest as described in this subsection shall apply at the Company's sole discretion. Interest at a rate as set forth in Section A2 of the General Subscriber Service Tariff and Section B2 of the Private Line Service Tariff for the applicable state, compounded daily for the number of days from the back billing date to and including the date that US Telcom actually makes the payment to the Company may be assessed.

          6. The Company reserves the right to periodically audit services purchased by US Telcom to establish authenticity of use. Such audit shall not occur more than once in a calendar year. US Telcom shall make any and all records and data available to the Company or the Company's auditors on a reasonable basis. The Company shall bear the cost of said audit.

     B. Resold services can only be used in the same manner as specified in the Company's Tariff. Resold services are subject to the same terms and conditions as are specified for such services when furnished to an individual end user of the Company in the appropriate section of the Company's Tariffs. Specific tariff features, e.g. a usage allowance per month, shall not be aggregated across multiple resold services. Resold services cannot be used to aggregate traffic from more than one end user customer except as specified in Section A23. of the Company's Tariff referring to Shared Tenant Service.

     C. US Telcom may resell services only within the specific resale service area as defined in its certificate.

     D. Telephone numbers transmitted via any resold service feature are intended solely for the use of the end user of the feature. Resale of this information is prohibited.

     E. No patent, copyright, trademark or other proprietary right is licensed, granted or otherwise transferred by this Agreement. US Telcom is strictly prohibited from any use, including but not limited to sales, marketing or advertising, of any BellSouth name or trademark.

V.   MAINTENANCE OF SERVICES

     A. US Telcom will adopt and adhere to the standards contained in the applicable BellSouth Work Center Interface Agreement regarding maintenance and installation of service.

     B. Services resold under the Company's Tariffs and facilities and equipment provided by the Company shall be maintained by the Company.



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     C.   US Telcom or its end users may not rearrange, move, disconnect, remove or attempt to repair any facilities owned by the Company, other than by connection or disconnection to any interface means used, except with the written consent of the Company.

     D. US Telcom accepts responsibility to notify the Company of situations that arise that may result in a service problem.

     E. US Telcom will be the Company's single point of contact for all repair calls on behalf of US Telcom's end users. The parties agree to provide one another with toll-free contact numbers for such purposes.

     F. US Telcom will contact the appropriate repair centers in accordance with procedures established by the Company.

     G. For all repair requests, US Telcom accepts responsibility for adhering to the Company's prescreening guidelines prior to referring the trouble to the Company.

     H. The Company will bill US Telcom for handling troubles that are found not to be in the Company's network pursuant to its standard time and material charges. The standard time and material charges will be no more than what BellSouth charges to its retail customers for the same services.

     I. The Company reserves the right to contact US Telcom's customers, if deemed necessary, for maintenance purposes. When interacting with US Telcom resale customers on behalf of US Telcom, BellSouth employees shall not market BellSouth services and shall ensure that service provided US Telcom, end users is at least equal in quality to that which BellSouth provides its own end users.

VI.  ESTABLISHMENT OF SERVICE

     A. After receiving certification as a local exchange company from the appropriate regulatory agency, US Telcom will provide the appropriate Company service center the necessary documentation to enable the Company to establish a master account for US Telcom. Such documentation shall include the Application for Master Account, proof of authority to provide telecommunications services, an Operating Company Number ("OCN") assigned by the National Exchange Carriers Association ("NECA") and a tax exemption certificate, if applicable. When necessary deposit requirements are met, the Company will begin taking orders for the resale of service.

     B.   Service orders will be in a standard format designated by the Company.

     C. When notification is received from US Telcom that a current customer of the Company will subscribe to US Telcom's service, standard service order intervals for the appropriate class of service will apply.

     D. The Company will not require and user confirmation prior to establishing service for US Telcom's end user customer. US Telcom must, however, be able to demonstrate end user authorization upon request.

     E. US Telcom will be the single point of contact with the Company for all subsequent ordering activity resulting in additions or changes to resold services except that the Company will accept a request directly from the end user for conversion of the end user's service from US Telcom to the Company or will accept a request from another OLEC for conversion of the end user's service from US Telcom to the other LEC. The Company will notify US Telcom that such a request has been processed.

     F. If the Company determines that an unauthorized change in local service to US Telcom has occurred, the Company will reestablish service with the appropriate local service provider and will assess US Telcom as the OLEC initiating the unauthorized change, the unauthorized change charge described in F.C.C. Tariff No. 1, Section 13. Appropriate nonrecurring charges, as set forth in Section A4. of the General


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          Subscriber Service Tariff, will also be assessed to US Telcom. These charges can be adjusted if US Telcom provides satisfactory proof of authorization.

     G. In order to safeguard its interest, the Company reserves the right to secure the account with a suitable form of security deposit, unless satisfactory credit has already been established.

          1. Such security deposit shall take the form of an irrevocable Letter of Credit or other forms of security acceptable to the Company. Any such security deposit may be held during the continuance of the service as security for the payment of any and all amounts accruing for the service.

          2. If a security deposit is required, such security deposit shall be made prior to the inauguration of service.

          3. Such security deposit may not exceed two months' estimated billing.

          4. The fact that a security deposit has been made in no way relieves US Telcom from complying with the Company's regulations as to advance payments and the prompt payment of bills on presentation nor does it constitute a waiver or modification of the regular practices of the Company providing for the discontinuance of service for non-payment of any sums due the Company.

          5. The Company reserves the right to increase the security deposit requirements when, in its sole judgment, circumstances so warrant and/or gross monthly billing has increased beyond the level initially used to determine the security deposit.

          6. In the event that US Telcom defaults on its account, service to US Telcom will be terminated and any security deposits held will be applied to its account.

          7. In the case of a cash deposit, interest at a rate as set forth in the appropriate BellSouth tariff shall be paid to US Telcom during the continuance of the security deposit. Interest on a security deposit shall accrue annually and, it requested, shall be annually credited to US Telcom by the accrual date.

VII. PAYMENT AND BILLING ARRANGEMENTS

     A. When the initial service is ordered by US Telcom, the Company will establish an accounts receivable master account for US Telcom.

     B. The Company shall bill US Telcom on a current basis all applicable charges and credits.

     C. Payment of all charges will be the responsibility of US Telcom. US Telcom shall make payment to the Company for all services billed. The Company is not responsible for payments not received by US Telcom from US Telcom's customer. The Company will not become involved in billing disputes that may arise between US Telcom and its customer. Payments made to the Company as payment on account will be credited to an accounts receivable master account and not to an and user's account.

     D. The Company will render bills each month on established bill days for each of US Telcom's accounts.

     E. The Company will bill US Telcom, in advance, charges for all services to be provided during the ensuing billing period except charges associated with service usage, which charges will be billed in arrears. Charges will be calculated on an individual end user account level, including, if applicable, any charges


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          for usage or usage allowances. BellSouth will also bill all charges, including but not limited to 911 and E911 charges, telecommunications relay charges, and franchise fees, to US Telcom.

     F. The payment will be due by the next bill date (i.e., same date in the following month as the bill date) and is payable in immediately available funds. Payment is considered to have been made when received by the Company.

          1. If the payment due date falls on a Sunday or on a Holiday which is observed on a Monday, the payment due date shall be the first non-Holiday day following such Sunday or Holiday. If the payment due date falls on a Saturday or on a Holiday which is observed on Tuesday, Wednesday, Thursday, or Friday, the payment due date shall be the last non-Holiday day preceding such Saturday or Holiday. If payment is not received by the payment due date, a late payment penalty, as set forth in I. following, shall apply.

     G. Upon proof of tax exempt certification from US Telcom, the total amount billed to US Telcom will not include any taxes due from the end user. US Telcom will be solely responsible for the computation, tracking, reporting and payment of all federal, state and/or local jurisdiction taxes associated with the services resold to the end user.

     H. As the customer of record, US Telcom will be responsible for, and remit to the Company, all charges applicable to its resold services for emergency services (E911 and 911) and Telecommunications Relay Service (TRS) as well as any other charges of a similar nature.

     I. If any portion of the payment is received by the Company after the payment due date as set forth preceding, of if any portion of the payment is received by the Company in funds that are not immediately available to the Company, then a late payment penalty shall be due to the Company. The late payment penalty shall be the portion of the payment not received by the payment due date times a late factor. The late factor shall be as set forth in Section A2 of the General Subscriber Service Tariff and Section B2 of the Private Line Service Tariff.

     J. Any switched access charges associated with interexchange carrier access to the resold local exchange lines will be billed by, and due to, the Company. No additional charges are to be assessed to US Telcom.

     K. The Company will not perform billing and collection services for US Telcom as a result of the execution of this Agreement. Requests by the US Telcom for assistance with billing services should be referred to the appropriate entity or operational group within the Company.

     L. Pursuant to 47 CFR Section 51.617, the Company will bill US Telcom end user common line charges identical to the end user common line charges the Company bills its end users.

     M. In general, the Company will not become involved in disputes between US Telcom and US Telcom's end user customers over resold services. If a dispute does arise that cannot be settled without the involvement of the Company, US Telcom shall contact the designated Service Center for resolution. The Company will make every effort to assist in the resolution of the dispute and will work with US Telcom to resolve the matter in as timely a manner as possible. US Telcom may be required to submit documentation to substantiate the claim.

VIII. TERMINATION

     A. Either, Party may terminate this Agreement in whole or in part in the event of a default by the other Party; provided however, that the non-defaulting Party notifies the defaulting Party in writing of the alleged default and that the defaulting Party does not cure the alleged fault within thirty (30) days of receipt of written notice thereof. Default is defined to include:

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          1.   A Party's refusal or failure in any material respect properly to perform its obligations under this Agreement, or the violation of any of the material terms or conditions of this Agreement; or

          2. A Party's violation or noncompliance with the applicable federal and state statutes, rules, regulations, and orders.

     B. Termination of this Agreement, or any part hereof, for any cause shall not release either Party from any liability which at the time of termination had already accrued to the other Party or which thereafter accrues in any respect to any act or omission occurring prior to the termination or from an obligation which is expressly stated in this Agreement to survive termination.

IX.  DISCONTINUANCE OF SERVICE

     A. The procedures for discontinuing service to an end user are as follows:

          1. Where possible, the Company will deny service to US Telcom's end user on behalf of, and at the request of, US Telcom. Upon restoration of the and user's service, restoral charges will apply and will be the responsibility of US Telcom.

          2. At the request of US Telcom, the Company will disconnect a US Telcom end user customer.

          3. All requests by US Telcom for denial or disconnection of an end user for nonpayment must be in writing.

          4. US Telcom will be made solely responsible for notifying the end user of the proposed disconnection of the service.

          5. The Company will continue to process calls made to the Annoyance Call Center and will advise US Telcom when it is determined that annoyance calls am originated from one of their end user's locations. The Company shall be indemnified, defended and held harmless by US Telcom and/or the end user against any claim, loss or damage arising from providing this information to US Telcom. It is the responsibility of US Telcom to take the corrective action necessary with its customers who make annoying calls. Failure to do so will result in the Company's disconnecting the end user's service.

     B.   The procedures for discontinuing service to US Telcom are as follows:

          1. The Company reserves the right to suspend or terminate service for nonpayment or in the event of prohibited, unlawful or improper use of the facilities or service, abuse of the facilities, or any other violation or noncompliance by US Telcom of the rules and regulations of the Company's Tariffs.

          2. If payment of account is not received by the bill day in the month after the original bill day, BellSouth may provide written notice to US Telcom that additional applications for service will be refused and that any pending orders for service will not be completed if payment is not received by the fifteenth day following the date of the notice. In addition BellSouth may, at the same time, give thirty days notice to the person designated by US Telcom to receive notices of noncompliance, discontinue the provision of existing services to US Telcom at any time thereafter.

          3. In the case of such discontinuance, all billed charges, as well as applicable termination charges, shall become due.


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          4.   If BellSouth does not discontinue the provision of the services involved on the date specified in the thirty days notice and US Telcom's noncompliance continues, nothing contained herein shall preclude BellSouth's right to discontinue the provision of the services to US Telcom without further notice,

          5. If payment is not received or arrangements made for payment by the date given in the written notification, US Telcom's services will be discontinued. Upon discontinuance of service on a US Telcom's account, service to US Telcom's end users will be denied. The Company will also reestablish service at the request of the end user or US Telcom's upon payment of the appropriate connection fee and subject to the Company's normal application procedures. US Telcom's is solely responsible for notifying the end user of the proposed disconnection of the service.

          6. If within fifteen days after an end user's service has been denied no contact has been made in reference to restoring service, the end user's service will be disconnected.

X.   LIABILITY

     A. The liability of the Company for damages arising out of mistakes, omissions, interruptions, preemptions, delays errors or defects in transmission, or failures or defects in facilities furnished by the Company, occurring in the course of furnishing service or other facilities and not caused by the negligence of US Telcom, or of the Company in failing to maintain proper standards of maintenance and operation and to exercise reasonable supervision shall in no event exceed an amount equivalent to the proportionate charge to US Telcom for the period of service during which such mistake, omission, interruption, preemption, delay, error or defect in transmission or defect or failure in facilities occur. The Company shall not be liable for damage arising out of mistakes, omission, interruptions, preemptions, delays, errors or defects in transmission or other injury, including but not limited to injuries to persons or property from voltages or currents transmitted over the service of the Company,
          (1) caused by customer-provided equipment (except where a contributing cause is the malfunctioning of a Company-provided connecting arrangement, in which event the liability of the Company shall not exceed an amount equal to a proportional amount of the Company billing for the period of service during which such mistake, omission, interruption, preemption, delay, error, defect in transmission or injury occurs), or (2) not prevented by customer-provided equipment but which would have been prevented had Company-provided equipment been used.

     B. The Company shall be indemnified and saved harmless by US Telcom against any and all claims, actions, causes of action, damages, liabilities, or demands (including the costs, expenses and reasonable attorneys' fees, on account thereof) of whatever kind or nature that may be made by any third party as a result of the Company's furnishing of service to US Telcom.

     C. The Company shall be indemnified, defended and held harmless by US Telcom and/or the end user against any claim, loss or damage arising from the use of services offered for resale involving:

          1. Claims for libel, slander, invasion of privacy or infringement of copyright arising from US Telcom's or end user's own communications.

          2. Claims for patent infringement arising from acts combining or using Company services in connection with facilities or equipment furnished by the end user or US Telcom.

          3. All other claims arising out of an act or omission of US Telcom or its end User in the course of using services.

     D. US Telcom accepts responsibility for providing access for maintenance purposes of any service resold under the provisions of this Tariff. The Company shall not be responsible for any failure on part of US Telcom with respect to any end user of US Telcom.

XI. TREATMENT OF PROPRIETARY AND CONFIDENTIAL INFORMATION

     A. Both parties agree that it may be necessary to provide each other during the term of this Agreement with certain confidential information, including trade secret information, including but not limited to, technical and business plans, technical information, proposals, specifications, drawings, procedures, customer account data and like information (hereinafter collectively referred to as "Information"). Both parties agree that all Information shall either be in writing or other tangible format and clearly marked with a confidential, private or proprietary legend, or, when the Information is communicated orally, it shall also be communicated that the Information is confidential, private or proprietary. The Information will be returned to the owner within a reasonable time. Both parties agree that the Information shall not be copied or reproduced in any form. Both parties agree to receive such Information and not disclose such Information. Both parties agree to protect the Information received from distribution, disclosure or dissemination to anyone except employees of the parties with a need to know such Information and which employees agree to be bound by the terms of this Section. Both parties will use the same standard of care to protect Information received as they would use to protect their own confidential and proprietary Information.

     B. Notwithstanding the foregoing, both parties agree that there will be no obligation to protect any portion of the Information that is either: 1) made publicly available by the owner of the Information or lawfully disclosed by a nonparty to this Agreement; 2) lawfully obtained from any source other than the owner of the Information; or
          3) previously known to the receiving party without an obligation to keep it confidential.

XII.     RESOLUTION OF DISPUTES

         Except as otherwise stated in this Agreement, the parties agree that if any dispute arises as to the interpretation of any provision of this Agreement or as to the proper implementation of this Agreement, either Party may petition the Commission for a resolution of the dispute. However, each party reserves any rights it may have to seek judicial review of any ruling made by the Commission concerning this Agreement.

XIII.    LIMITATION OF USE

         The parties agree that this Agreement shall not be proffered by either party in another jurisdiction as evidence of any concession or as a waiver of any position taken by the other party in that jurisdiction or for any other purpose.

XIV.     WAIVERS

         A failure or delay of either Party to enforce any of the provisions hereof, to exercise any option which is herein provided, or to require performance of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or options, and each Party, notwithstanding such failure, shall have the right thereafter to insist upon the specific performance of any and all of the provisions of this Agreement.

XV.      GOVERNING LAW

         This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia, without regard to its conflict of laws principles.

XVI.     ARM'S LENGTH NEGOTIATIONS

         This Agreement was executed after arm's length negotiations between the undersigned parties and reflects the conclusion of the undersigned that this Agreement is in the best interests of all parties.

XVII.    NOTICES

    A. Every notice, consent, approval, or other communications required or contemplated by this Agreement shall be in writing and shall be delivered in person or given by postage prepaid mail, address to:

    BellSouth Telecommunications, Inc.    United States Telecommunications, Inc.

    CLEC Account Team                     Mr. Richard Pollara
    3535 Colonnade Parkway                United States Telecommunications. Inc.
    Room E4E1                             13902 North Dale Mabry
    Birmingham, AL 35243                  Suite 212
                                          Tampa, FL 33618

or at such other address as the intended recipient previously shall have designated by written notice to the other party.

     B. Where specifically required, notices shall be by certified or registered mail. Unless otherwise provided in this Agreement, notice by mail shall be effective on the date it is officially recorded as delivered by return receipt or equivalent, and in the absence of such record of delivery, it shall be presumed to have been delivered the fifth day, or next business day after the fifth day, after it was deposited in the mails.

XVIII.   AMENDMENTS

         This Agreement may be amended at any time upon written agreement of both parties.

XIX.     ENTIRE AGREEMENT

         This Agreement sets forth the entire understanding and supersedes prior agreements between the parties relating to the subject matter contained herein and merges all prior discussions between them, and neither party shall be bound by any definition, condition, provision, representation, warranty, covenant or promise other than as expressly stated in this Agreement or as is contemporaneously or subsequently set forth in writing and executed by a duly authorized officer or representative of the party to be bound thereby.

BELLSOUTH TELECOMMUNICATIONS, INC.       UNITED STATES TELECOMMUNICATIONS, INC.

BY: /s/ Jerry Hendrix                    BY: /s/ Richard Pollara
    ------------------------------           ----------------------------------
              Signature                                    Signature

NAME:   Jerry Hendrix                    NAME:  Richard Pollara
        --------------------------              -------------------------------
        Printed Name                            Printed Name

TITLE:  Director                         TITLE:   President
      ----------------------------              -------------------------------
DATE:   5/28/98                          DATE:    5/27/98
      ----------------------------              -------------------------------

                                    EXHIBIT A
                              APPLICABLE DISCOUNTS

     The telecommunications services available for purchase by US Telcom for the purposes of resale to US Telcom end users shall be available at the following discount off of the retail rate.

                                    DISCOUNT*
-------------------------------------------------------------------------------
            STATE              RESIDENCE                 BUSINESS
-------------------------------------------------------------------------------
           ALABAMA               16.3%                     16.3%
-------------------------------------------------------------------------------
           FLORIDA               21.83%                    16.81%
-------------------------------------------------------------------------------
           GEORGIA               20.3%                     17.3%
-------------------------------------------------------------------------------
          KENTUCKY               16.79%                    15.54%
-------------------------------------------------------------------------------
          LOUISIANA              20.72%                    20.72%
-------------------------------------------------------------------------------
         MISSISSIPPI             15.75%                    15.75%
-------------------------------------------------------------------------------
       NORTH CAROLINA            21.5%                     17.6%
-------------------------------------------------------------------------------
       SOUTH CAROLINA            14.8%                     14.8%
-------------------------------------------------------------------------------
         TENNESSEE**             16%                       16%
-------------------------------------------------------------------------------

* In the case of a cross boundary situation, the discount which applies is the discount applicable to the location of the end user's central office.

** In Tennessee, if US Telcom provides its own operator services and directory services, the discount shall be 21.56%. US Telcom must provide written notification to BellSouth within 30 days prior to providing its own operator services and directory services to qualify for the higher discount rate of 21.56%.

                     OPERATIONAL SUPPORT SYSTEMS (OSS) RATES

-----------------------------------------------------------------------------------------------------------------
                                Interactive Ordering and Trouble                     OSS Order Charge
                                      Maintenance System                          (per end user account)
                              ------------------------------------         --------------------------------------
                              Non-Recurring       Recurring Charge,        Charge per order        Surcharge for
                              Establishment           per month                                   manually placed
                                 Charge                                                               orders
-----------------------------------------------------------------------------------------------------------------
        ALABAMA                  $100.00                00.00                  $10.80                 $22.00
-----------------------------------------------------------------------------------------------------------------
        FLORIDA                  $100.00               $30.00                  $10.80                 $22.00
-----------------------------------------------------------------------------------------------------------------
        GEORGIA                  $200.00        $550.00 per first 1000         Note(2)                $22.00
                                                electronic orders(1)
                                                $10.00 per next 1000
                                                electronic orders(1)
-----------------------------------------------------------------------------------------------------------------
       KENTUCKY                  $100.00               $50.00                  $10.80                 $22.00
-----------------------------------------------------------------------------------------------------------------
       LOUISIANA                 $100.00               $50.00                  $ 9.16                 $18.14
-----------------------------------------------------------------------------------------------------------------
      MISSISSIPPI                $100.00               $50.00                  $10.80                 $22.00
-----------------------------------------------------------------------------------------------------------------
    NORTH CAROLINA               $100.00               $50.00                  $10.80                 $22.00
-----------------------------------------------------------------------------------------------------------------
    SOUTH CAROLINA               $100.00               $50.00                  $1O.80                 $22.00
-----------------------------------------------------------------------------------------------------------------
       TENNESSEE                 $100.00               $50.00                  $10.80                 $22.00
-----------------------------------------------------------------------------------------------------------------

--------------------------

(1) The Charge per order applies on a per end user account basis.

(2) The Georgia Public Service Commission ("PSC") ordered in Docket 7061 that there would be no OSS charge within the Charge per Electronic Order column. Instead the Georgia PSC ordered monthly recurring charges based on the number of orders.

                                                                       EXHIBIT B
                                                                     Page 1 of 2

------------------------------------------------------------------------------------------------------------------------------------
             Type of                           AL                 FL                 GA                KY                LA
             Service                    Resale? Discount?  Resale? Discount?  Resale? Discount?  Resale? Discount? Resale? Discount?
------------------------------------------------------------------------------------------------------------------------------------
1  Grandfathered Services                 Yes       Yes      Yes       Yes      Yes      Yes       Yes       Yes     Yes      Yes
------------------------------------------------------------------------------------------------------------------------------------
2  Contract Service Arrangements          Yes       Yes      Yes       Yes      Yes      No        Yes       No     Note 5  Note 5
------------------------------------------------------------------------------------------------------------------------------------
3  Promotions - > 90 Days                 Yes       Yes      Yes       Yes      Yes      Yes       Yes       Yes     Yes      Yes
------------------------------------------------------------------------------------------------------------------------------------
4  Promotion - < 90 Days                  Yes       No       Yes       No       Yes      No        No        No      Yes      No
------------------------------------------------------------------------------------------------------------------------------------
5  Lifeline/Link Up Services              Yes       Yes      Yes       Yes      Yes      Yes       No        No      Yes      Yes
------------------------------------------------------------------------------------------------------------------------------------
6  911/E911 Services (See Note 9)         Yes       Yes      Yes       Yes      Yes      Yes       Yes       Yes     No       No
------------------------------------------------------------------------------------------------------------------------------------
7  N11 Services (See Note 9)              Yes       Yes      Yes       Yes      Yes      Yes       No        No      No       No
------------------------------------------------------------------------------------------------------------------------------------
8  AdWatch(SM) Svc (See Note 8)           Yes       No       Yes       No       Yes      No        Yes       No      Yes      No
------------------------------------------------------------------------------------------------------------------------------------
9  MemoryCall(R) Service                  Yes       No       Yes       No       Yes      No        Yes       No      Yes      No
------------------------------------------------------------------------------------------------------------------------------------
10 Mobile Services                        Yes       No       Yes       No       Yes      No        Yes       No      Yes      No
------------------------------------------------------------------------------------------------------------------------------------
11 Federal Subscriber Line Charges        Yes       No       Yes       No       Yes      No        Yes       No      Yes      No
------------------------------------------------------------------------------------------------------------------------------------
12 Non-Recurring Charges                  Yes       Yes      Yes       Yes      Yes      Yes       Yes       Yes     Yes      Yes
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
             Type of                           MS                 NC                 SC                TN
             Service                    Resale? Discount?  Resale? Discount?  Resale? Discount?  Resale? Discount?
--------------------------------------------------------------------------------------------------------------------
 1  Grandfathered Services                Yes       Yes      Yes       Yes      Yes      Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------
 2  Contract Service Arrangements       Note 5    Note 5    Note 6    Note 6    Yes      No        Yes       Yes
--------------------------------------------------------------------------------------------------------------------
 3  Promotions - > 90 Days                Yes       Yes      Yes       Yes      Yes      Yes       Yes      Note 3
--------------------------------------------------------------------------------------------------------------------
 4  Promotions - < 90 Days                Yes       No       No        No       Yes      No        No        No
--------------------------------------------------------------------------------------------------------------------
 5  Lifeline/Link Up Services             Yes       Yes      Yes       Yes      Yes      Yes       Yes      Note 4
--------------------------------------------------------------------------------------------------------------------
 6  911/E911 Services (See Note 9)        Yes       Yes      Yes       Yes      Yes      Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------
 7  N11 Services See Note 9)              No        No       No        No       Yes      Yes       Yes       Yes
--------------------------------------------------------------------------------------------------------------------
 8  AdWatch(SM) Svc (See Note 8)          Yes       No       Yes       No       Yes      No        Yes       No
--------------------------------------------------------------------------------------------------------------------
 9  MemoryCall(R) Service                 Yes       No       Yes       No       Yes      No        Yes       No
--------------------------------------------------------------------------------------------------------------------
 10 Mobile Services                       Yes       No       Yes       No       Yes      No        Yes       No
--------------------------------------------------------------------------------------------------------------------
 11 Federal Subscriber Line Charges       Yes       No       Yes       No       Yes      No        Yes       No
--------------------------------------------------------------------------------------------------------------------
 12 Non-Recurring Charges                 Yes       Yes      Yes       Yes      Yes      Yes       Yes       No
--------------------------------------------------------------------------------------------------------------------

     Applicable Notes:

1 Grandfathered services can be resold only to existing subscribers of the grandfathered service.
2 Where available for resale, promotions will be made available only to end users who would have qualified for the promotion had it been provided by BellSouth directly.
3 In Tennessee, long-term promotions (offered for more than ninety (90) days) may be obtained at one of the following rates:
       (a) the stated tariff rate, less the wholesale discount;
       (b) the promotional rate (the promotional rate offered by BellSouth will not be discounted further by the wholesale discount rate)
4 Lifeline/Link Up services may be offered only to those subscribers who meet the criteria that BellSouth currently applies to subscribers National Exchange Carriers Association interstate toll settlement pool just as BellSouth does today. The maximum rate that US Telcom may charge for LifeLine Service shall be capped at the flat retail rate offered by BellSouth.
5 In Louisiana and Mississippi; all Contract Service Arrangements entered into by BellSouth or terminating after the effective date of the Commission Order (1/28/97 for LA and 3/10/97 for MS) will be subject to resale without the wholesale discount. All CSAs which are in place as of the effective date of the Commission order (1/28/97 for LA and 3/10/97 for MS) will not be eligible for resale.

                                                                       EXHIBIT B
                                                                     Page 2 of 2



6 In North Carolina, Contract Service Arrangements entered into by BellSouth before April 15, 1997, shall be subject to resale at no discount, while BellSouth CSAs entered into after that date shall be subject to resale with the discount.
7 Some of BellSouth's local exchange and toll telecommunications services are not available in certain central offices and areas.
8 AdWatch(SM) Service is tariffed as BellSouth(R) AIN Virtual Number Call Detail Service
9 Exclusions for N11/911/E911 are also applicable to equipment associated with the service

                       Amendment No. 2 to Resale Agreement
                by and between BellSouth Telecommunications, Inc.
                    and United States Telecommunications, Inc.
                               dated May 28, 1998

     This Agreement refers to the Resale Agreement ("the Agreement") entered into by United States Telecommunications Inc. ("US Telcom") and BellSouth Telecommunications, Inc. ("BellSouth") on May 28, 1998. This Amendment ("Amendment") is made by and between US Telcom and BellSouth and shall be deemed effective on the date executed by US Telcom and BellSouth.

     NOW THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Us Telcom and BellSouth (individually, a "Party" and collectively, the "Parties") hereby covenant and agree as follows:

     1. BellSouth and US Telcom are entering into this Agreement for the purpose of deleting the table of Operational Support System (OSS) Rates contained in Exhibit A of their existing Agreement in its entirety and replacing it with the new OSS rates as follows:

---------------------------------------------------------------------------------------------------
     OPERATIONAL                      Electronic                                  Manual
   SUPPORT SYSTEM           Per LSR received from the CLEC          Per LSR received from the CLEC
     (OSS) RATES            by one of the OSS Interactive            by means other than one of the
                                      Interfaces                        OSS interactive Interfaces
---------------------------------------------------------------------------------------------------
   OSS Order Charge                      $3.50                                    $19.99
---------------------------------------------------------------------------------------------------

In addition to the OSS Charges, applicable discounted service order and related charges apply per the tariff.

     2. The Parties agree that US Telcom, will incur the mechanized rate for all LSRS, both mechanized and manual, if the percentage of mechanized LSRs to total LSRs exceeds the threshold percentages shown below:

               Year              Ratio: Mechanized/Total LSRs
               1999                        70%
               2000                        80%
               2001                        90%

     The threshold plan will be discontinued in 2002.

     3. The Parties agree that the threshold plan described in Paragraph 2 above may be superceded by an LSR specific process that would apply the mechanized LSR rate to only those manual LSRs, which cannot be submitted over a mechanized system.

     4. The Parties agree that all other provisions of the Agreement, dated May 28, 1998, shall remain in full force and effect.

     5. The Parties further agree that either or both of the Parties is authorized to submit this Amendment to the Public Service Commission or other regulatory body having jurisdiction over the



                                          United States Telecommunications, Inc.
                                                                   OSS Amendment
                                                                     Page 1 of 2
subject matter of this Amendment, for approval subject to Section 252(e) of the federal Telecommunications Act of 1996.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives on the date indicated below.


BELLSOUTH TELECOMMUNICATIONS, INC.        UNITED STATES TELECOMMUNICATIONS, INC.


/s/ Jerry D. Hendrix                      /s/ Richard Pollara
-----------------------------------       -------------------------------------
Signature                                 Signature


Jerry D. Hendrix                          Richard Pollara
-----------------------------------       -------------------------------------
Name                                      Name


Director - Interconnection Services       President
-----------------------------------       -------------------------------------
Title                                     Title

          4/1/99                                       3/30/99
-----------------------------------       -------------------------------------
Date                                      Date




                                          United States Telecommunications, Inc.
                                                                   OSS Amendment

                                  AMENDMENT TO
                            RESALE AGREEMENT BETWEEN
                       BELLSOUTH TELECOMMUNICATIONS, INC.
                   AND UNITED STATES TELECOMMUNICATIONS, INC.
                                DATED MAY 28,1998

         Pursuant, to this Agreement (the "Amendment"), BellSouth
Telecommunications, Inc. ("BellSouth") and United States Telecommunications, Inc., ("US Telcom") hereinafter referred to collectively as the "Parties" hereby agree to amend that certain Resale Agreement between the Parties dated May 28,1998 ("Resale Agreement").

         NOW THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby covenant and agree as follows:

         1. Section IV.3 of the Resale Agreement is hereby amended to included the appropriate Shared Tenant Service tariff reference, A.27; for the states of Alabama, Kentucky, Louisiana, Mississippi and Tennessee.

         2. All of the other provisions of the Resale Agreement, dated May 28, 1998 shall remain in full force and effect.

         3. The Parties further agree that either or both of the Parties is authorized to submit this Amendment to the appropriate Commission or other regulatory body having jurisdiction over the subject matter of this Amendment, for approval subject to Section 252(e) of the federal Telecommunications Act of 1996.

         IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective duly authorized representatives on the date indicated below.

UNITED STATES TELECOMMUNICATIONS, INC.      BELLSOUTH TELECOMMUNICATIONS, INC.
BY:                                         BY:
    ---------------------------------           -----------------------------
DATE:  2/9/99                               DATE:  2/8/99
       ------                                      ------